EXHIBIT 10.3





            THIS SHARE PURCHASE WARRANT WILL BE VOID AND OF NO VALUE
                  AFTER THE CLOSE OF BUSINESS ON June 28, 2004.


                             SHARE PURCHASE WARRANT
                          TO PURCHASE COMMON SHARES OF

                              COMMUNICATE.COM INC.

This is to certify that, for value received, the bearer, PACIFIC CAPITAL MARKETS INC. (the "BEARER"), of this share purchase warrant has the right to purchase, upon and subject to the terms and conditions referred to in this share purchase warrant, at any time from and after JUNE 28, 2002, and up to 5:00 p.m. Pacific Standard Time, on JUNE 28, 2004, TWO MILLION (2,000,000) common shares in the capital of COMMUNICATE.COM INC. (the "COMPANY") at the price of $0.05 per share in lawful money of the United States.

The right to purchase common shares of the Company may only be exercised by the Bearer within the time set out by

        (i) duly completing in the manner indicated and signing the attached subscription form,

        (ii) paying the appropriate purchase price for the common shares of the Company subscribed for either in cash or by certified cheque payable at par, and

        (iii) delivering the signed subscription form and payment in full for the shares to the Company.

Upon surrender and payment by the Bearer, the Company will issue to the Bearer or its nominee the number of common shares subscribed for and the Bearer or its nominee will become a shareholder of the Company in respect of the common shares as of the date of the surrender and payment. Within 30 days of the surrender and payment the Company will mail to the Bearer at the address or addresses specified in the subscription form a certificate or certificates evidencing the common shares subscribed for. If the Bearer of this warrant subscribes for a lesser number of common shares than the number of shares referred to in this warrant the Bearer will be entitled to receive a further warrant in respect of the common shares referred to in this warrant but not subscribed for.

If any subdivision or subdivisions of the common shares of the Company, as constituted on JUNE 28, 2002, occurs at any time while this warrant is outstanding, resulting in a greater number of common shares being issued and outstanding, and the Bearer subsequently exercises any share purchase warrants, the Company will deliver at the time of purchase of shares hereunder, in addition to the number of shares in respect of which the right to purchase is then being exercised, such additional number of shares as result from the subdivision or subdivisions without the Bearer having to make any additional payment or give any other consideration therefor.



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If any consolidation or consolidations of the common shares of the Company, as constituted on JUNE 28, 2002, occurs at any time while this warrant is outstanding, resulting in a lesser number of common shares being issued and outstanding, the Company will deliver and the Bearer will accept, at the time of purchase of shares hereunder, in lieu of the number of shares in respect of which the right to purchase is then being exercised, the lesser number of shares as result from such consolidation or consolidations.

If any change of the common shares of the Company, as constituted on JUNE 28, 2002, occurs at any time while this warrant is outstanding, the Company will thereafter deliver at the time of purchase of shares hereunder the number of shares of the appropriate class resulting from the said change as the Bearer would have been entitled to receive in respect of the number of shares so purchased had the right to purchase been exercised before such change.

If the Company, at any time while this warrant is outstanding, will pay any stock dividend or stock dividends upon the common shares of the Company in respect of which the right to purchase is herein then given, the Company will thereafter deliver at the time of purchase of shares hereunder in addition to the number of shares in respect of which the right of purchase is then being exercised, the additional number of shares of the appropriate class as would have been payable on the shares so purchased if they had been outstanding on the record date for the payment of said stock dividend.

The Company will not be obligated to issue fractional shares in satisfaction of any obligation under this share purchase warrant.

The Company covenants and agrees with the Bearer that the Company will give at least 30 days' notice of the record date of any dividend payment on its common shares, and before issuing to its shareholders pro rata rights to subscribe for any additional common shares, making any repayment of capital on its shares, consolidation or merging with any other Company or selling or leasing a substantial part of its undertaking. Such notice will be given by registered mail to PACIFIC CAPITAL MARKETS INC., C/O 1100 MELVILLE STREET, 6TH FLOOR, VANCOUVER, BRITISH COLUMBIA, V6E 4A6.

The Bearer , by acceptance of this share purchase warrant, agrees that this share purchase warrant and all rights hereunder are non-transferable.

Nothing contained in this share purchase warrant will confer any right upon the Bearer or any other person to subscribe for or purchase any shares of the Company at any time subsequent to 5:00 P.M. Pacific Standard Time, on JUNE 28, 2004, and from and after such time, this share purchase warrant and all rights hereunder will be void and of no value.

The holding of this warrant will not constitute the Bearer a shareholder of the Company.

The Bearer acknowledges and agrees that the warrants, and any common shares obtained as a result of the exercise of the warrants, may only be resold in compliance with the Securities Act of 1933, pursuant to a registration statement or an exemption from registration under the Securities Act of 1933. The Bearer acknowledges that the share certificates representing the shares issued on the exercise of the warrants will bear a trading restriction legend and may bear any other legend, if the legend or legends are reasonably required by the Company to comply with state, federal or foreign law.

If a share purchase warrant becomes mutilated, lost, destroyed or stolen, the Company, in its discretion, may issue and deliver a new warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated warrant, or in lieu of, and in substitution for such lost, destroyed or stolen warrant, and the substituted warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other warrants issued or to be issued by the Company.

The applicant for the issue of the new warrant pursuant hereto will bear the cost of the issue therefore and in case of lost, destruction or theft furnish the Company such evidence of ownership and of loss, destruction, or theft of the warrant so lost, destroyed or stolen and it will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

The warrant will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable thereto and will be treated in all respects as a British Columbia contract.

Time will be of the essence hereof.

         IN WITNESS WHEREOF the Company has caused its corporate seal to be hereto affixed and this warrant to be signed by its President as of the 28th day of June, 2002.


                                                 COMMUNICATE.COM INC.



                                            Per:
                                                 ------------------------------
                                                  LEIGH JEFFS - PRESIDENT

                                SUBSCRIPTION FORM



TO:      PACIFIC CAPITAL MARKETS INC.
         1100 Melville Street, 6th Floor
         Vancouver, British Columbia
         V6E 4A6

         The undersigned, PACIFIC CAPITAL MARKET INC., exercises its right to purchase and subscribe for _____________ common shares in Communicate.com Inc. in accordance with the terms and conditions set out in the share purchase warrant and makes payment of the purchase price in full for the said number of shares.

         The common shares are to be issued as follows:

Name:
     ---------------------------------

Address:
        ------------------------------

        ------------------------------

Number of Shares:
                 ---------------------



           DATED this ____ day of ____________________, 200__.




                                          -------------------------------------
                                          Name of Purchaser (Please Print)

                                          Per:
                                              ---------------------------------
                                                 Authorized Signatory


                                          -------------------------------------
                                          Official Capacity


                                          -------------------------------------
                                          Name of individual whose signature
                                          appears above, f different from name
                                          of Purchaser





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